EXHIBIT 99.1
     NASDAQ Ticker: DLPN   Dolphin ENTERTAINMENTInvestor Presentation

 Cautionary Note on Forward-Looking Statements   This presentation contains forward-looking statements. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, the actual results, performance or achievements of Dolphin Entertainment, Inc. (“Dolphin Entertainment,” “we,” “us,” “our,” and, together with our subsidiaries and variable interest entities, the “Company”) may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and variations of these terms and similar expression, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management team based on their experience are inherently uncertain. All statements in this presentation regarding our business strategy, future operations, financial position, prospects, business plans and objectives, as well as information concerning industry trends and expected actions of third parties, are forward-looking statements. All forward-looking statements speak only as of the date as of which they are made. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions concerning future events that are difficult to predict. The following factors, among others, could cause actual results to differ materially from those set forth in this presentation:our ability to realize the anticipated benefits of the 42West acquisition, including synergies, expanded interrelated service offerings, growth and increased revenues;our ability to accurately predict 42West’s clients’ acceptance of our differentiated business model that offers interrelated services;our ability to profitably exploit the transferability of 42West’s skills and experience to related business sectors;our ability to successfully identify and complete acquisitions in line with our growth strategy, and to realize the anticipated benefits of those acquisitions;our ability to accurately interpret trends and predict future demand in the digital media and film industries;our ability to repay our P&A Loan in accordance with the terms of the agreement so that we will be able to continue to receive revenues from Max Steel;adverse trends and changes in the entertainment or entertainment marketing industries that could negatively impact 42West’s operations and ability to generate revenues;unpredictability of the commercial success of our current and future web series and motion pictures;economic factors that adversely impact the entertainment industry, as well as advertising, production and distribution revenue in the online and motion picture industries;our ability to identify, produce and develop online digital entertainment and motion pictures that meet industry and customer demand;competition for talent and other resources within the industry and our ability to enter into agreements with talent under favorable terms;our ability to attract and/or retain the highly specialized services of the 42West executives and employees and our CEO;availability of financing from our CEO and other investors under favorable terms;our ability to adequately address material weaknesses in internal control over financial reporting; anduncertainties regarding the outcome of pending litigation. A more complete description of these risks and uncertainties can be found in the flings of the Company with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date hereof or as otherwise specified herein. The Company undertakes no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forwarding-looking statements.

3 Investment Highlights

Pure-Play Beneficiary of Surging Entertainment Content and Marketing Budgets

42West Consistently Profitable Since Inception

- 42West clients include hundreds of A-list celebrities and all 7 major studios
- Highly predictable revenue from broad customer base: $18.6m FY 2016; $15.1m 9 mos. 2017

Entertainment PR/Marketing Acquisition Opportunities at Accretive Valuations

- Vertically integrate Entertainment PR/Marketing service businesses to offer a one-stop shop

Leveraging 3rd party Capital to Produce High Quality Family Content

- Long established producer of family entertainment
- Producer fees reduce capital investment per project to offer risk adjusted upside optionality

 Company Overview  As of March 1, 2018Gross proceeds of $5,011,875 from public offering closed 12/26/17As of 9/30/ 2017Enterprise value was calculated by the sum of the market cap at March 1, minus cash at 9/30/17 and minus cash raised 12/26/17, plus the debt as of 9/30/17.   FINANCIAL SNAPSHOT    Ticker  NASDAQ: DLPN – Uplisted Dec 21, 2017  Stock Price(1)  $3.38  Common Stock Outstanding(1)  11.2 million   Market Cap(1)  $37.86 million  Warrants Outstanding(1)  3.1 million  Warrants Weighted Avg. Exercise Price(1)  $5.09         Cash(2)  $2.0 million at 9/30/17;      $5.0 million raised 12/26/17   Debt(3)  $9.8 million  Enterprise Value(4)  $40.66 million

5 Executive Leadership

Industry leaders across the entertainment landscape



BILL O'DOWD | *Chairman and CEO*

- Founded Dolphin Entertainment in 1995
- 20 years of experience in the entertainment and digital media industries
- Emmy-nominated producer, international distributor, and financier of quality TV and digital programming



LESLEE DART | *Co-CEO, 42West*

- Founded 42West in 2004
- Previously at Rogers & Cowan, PMK
- Publicity campaigns for over 300 films and TV shows, including The Wolf of Wall Street, HBO's True Detective



MIRTA A. NEGRINI | *CFO and COO*

- Served as CFO and COO of Dolphin Entertainment since 2013
- 30+ years of experience in private and public accounting
- Previously partner of Gilman & Negrini, P.A.



AMANDA LUNDBERG | *Co-CEO, 42West*

- Previously ran Worldwide PR for both MGM and The Weinstein Company
- Hundreds of publicity, festival and Academy Awards campaigns including HBO's The Jinx, Mission: Impossible Rogue Nation, The Martian



ALLAN MAYER | *Director & Co-CEO, 42West*

- Previously at Sitrick, former journalist/publisher/author at WSJ, Newsweek and Simon & Schuster
- Advisor to media companies, sports franchises, entertainment luminaries

 Attractive Market Opportunity  $25B+in marketing spend to promote content(2)  $50B+in content budgets across Film, TV, Digital(1)  New entrants committed to content: Netflix ($8B), Amazon ($4.5B), Hulu ($1.5B), Facebook ($1B) and Apple ($1B)  Positioned to Capitalize on the “Golden Age of Content”  Source: Collection of reports from Time Warner, Viacom, Disney, Sony, Comcast/NBC/Universal, Lionsgate, Netflix, New York Times, filmla.comSource: TechCrunch and Management estimates; assumes 25% of $79B TV Ad Spend for 2015 devoted to support content, plus estimated $5 billion of spend on film

 42West: Revenue Mix  Diversified, highly visible revenue streams serving rapidly expanding entertainment content budgets  Talent ($5-15k per client per month)Entertainment Marketing ($25-500k per project)Strategic Communications ($10-50k per client per month)  2016 REVENUE BY SERVICE OFFERING

8

42West: Our Client Roster

42West represents more than 250 of the biggest names in entertainment

- Hundreds of Oscar and Emmy winners and nominees
- TV and film, major recording artists, models, theatre actors, directors, authors, producers and athletes



Alanis Morissette
Bob Odenkirk
Cara Delevingne
Charlize Theron
Christine Teigen
Conan O'Brien
Demi Lovato
Demi Moore
Diane Kruger
Dr. Dre
Eddie Redmayne
Ellen Pompeo
Emma Stone
Francis Ford Coppola
Gabrielle Union
Halle Berry
Hayden Panettiere
Idris Elba
Jennifer Garner
Jessica Biel
Joe Jonas
John Legend
Johnny Knoxville
Jude Law
Kerry Washington
Khloe Kardashian
Kylie Jenner
Maggie Gyllenhaal
Martin Scorsese
Meryl Streep
Michael Jordan
Mindy Kaling
Neil Diamond
Nicole Kidman
Penelope Cruz
Pharrell Williams
Queen Latifah
Reese Witherspoon
Ricky Gervais
Rihanna
Rosario Dawson
Sara Bareilles
Sofia Vergara
Taraji P. Henson
Tom Cruise
Tom Hanks
Will Smith
Woody Allen

 42West: Our Corporate Clients  Industry-leading list of corporate clients across the entertainment industry     Studios All seven major studios and every major independent film distributor Television Every foremost subscription-video-on-demand serviceDigital Disruptors Several leading digital platforms, including the world’s largest social network

       42West: Industry Leading Accolades  More award winners than any other firm since founding    5 Academy-Award Best Picture Winners  Blockbuster Films  Grammy Award Winning Musicians

 42West: Accretive M&A Growth Opportunity  Highly fragmented landscape with opportunities to vertically integrate service companies at accretive valuations  Social Media Marketing Firms  Event Marketing Firms  Entertainment Research Firms  PR Agencies in other verticals

12

Content Strategy Built on Founder Track Record

CEO led production and distribution of highly successful children's TV programs[1]

- Emmy-nominated producer of world class television
- Distributed in over 100 countries [2]
- 1st unscripted show, premiered on the Oprah Winfrey Network


Zoey 101

Nickelodeon's highest-rated show

Emmy nominated 100+ SKU's in retail


Ned's
DECLASSIFIED
SCHOOL SURVIVAL
Guide
SPECIAL FIELD TRIP EDITION

Hit Nickelodeon property

Tremendous re-run success

Career launch pad for cast


Raising Expectations

Stars Molly Ringwald and Jason Priestley

Premiered Mother's Day 2016 on Family Channel Canada

Won 2017 KidScreen Award for Best New Tween/Teen Series [3]

(1) Shows represented were developed by private, predecessor company to Dolphin Entertainment that was owned and operated by Bill O'Dowd
(2) Sources: BusinessWire and NewBay Media
(3) Global children's television's highest honor

13

Anticipated Film Slate

Disciplined budgets with strong promotional hooks and partners


YOUNGBLOOD

Remake of iconic 1986 MGM hockey movie

Starred Rob Lowe, Patrick Swayze, Keanu Reeves


OUT OF THEIR LEAGUE

Female driven Rom-Com centered around fantasy football season

Promotional partnership with the NFL


ASK
ME

Female driven teen Romantic Comedy

Focused on the wildly popular trend of over-the-top prom proposals

14

Risk-Averse Production Strategy

Dolphin leverages tax credits and partner capital to limit capital investment while maintaining significant upside

Sample Dolphin Production Budget	
Production Budget	$8,000,000
Location Tax Credits (Provided Before Filming)	$(2,000,000)
Net Cash Necessary for Production Budget	$6,000,000
3rd-Party Investor (e.g. Distributor) for 50% Equity in Film	$3,000,000
Producer's Fee for Dolphin within Production Budget (Credit Towards Investment)	$1,500,000
Net Capital Investment By Dolphin	$1,500,000

For illustrative purposes only. Actual budgets may vary widely.

15

Sample Film Revenue Waterfall

Indicative Potential Payout Scenarios for Producers

*Values in Thousands (000)			AVERAGE[4]					
US Box Office	**$25,000**	**$30,000**	**$34,000**	**$40,000**	**$45,000**	**$50,000**	**$75,000**	**$100,000**
Gross Theatrical Revenue	10,750	13,200	15,300	18,000	20,700	23,000	36,000	48,500
All Other Revenue[1]	24,500	28,825	32,235	37,875	41,975	45,975	63,125	79,625
Gross Distributor Revenue	**35,250**	**42,025**	**47,535**	**55,875**	**62,675**	**68,975**	**99,125**	**128,125**
Total distribution costs[2]	(10,384)	(12,285)	(13,848)	(16,284)	(18,183)	(20,021)	(28,622)	(36,999)
Prints & advertising (P&A) Costs	(20,000)	(20,000)	(20,000)	(20,000)	(20,000)	(20,000)	(20,000)	(20,000)
Interest on P&A costs	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)
Gross Producer Revenue	**2,866**	**7,740**	**11,687**	**17,591**	**22,492**	**26,954**	**48,503**	**69,126**
Recoupment of equity investment[3]	(3,134)	(6,000)	(6,000)	(6,000)	(6,000)	(6,000)	(6,000)	(6,000)
Interest on equity investment	-	(600)	(600)	(600)	(600)	(600)	(600)	(600)
Gross Profits	**-**	**1,140**	**5,087**	**10,991**	**15,892**	**20,354**	**41,903**	**62,526**
Other profit participants (50%)	-	(570)	(2,544)	(5,496)	(7,946)	(10,177)	(20,952)	(31,263)
PRODUCER PROFITS (50%)		570	2,544	5,496	7,946	10,177	20,952	31,263

- Fixed production risk per film of $6M (*With $3M provided by Producer)
- Controlled budgets allow for strong ROI at average box office results
- Commercial properties with strong marketing hooks will maximize 42West PR and marketing capabilities, providing opportunities for "hit" outcomes

(1) Other revenue streams include US home video, Video on Demand, Pay-per-view, electronic sell-through, pay TV, subscription video on demand, Network/Free TV (Basic Cable, etc.).
(2) Total Distribution costs include the distributor's fee, US home video costs and residuals.
(3) Assumes that $6MM of cash will be needed for the production of the film., net of incentive tax credits and international sales.
(4) Average of Wide-Release, PG/PG-13 Films by Independent Distributors between 2012-2016
(5) For illustrative purposes only. Actual budgets may vary widely.

Financial Summary  Pro forma income statement balances are presented as if acquisition of 42West had occurred on January 1, 2017 instead of March 30, 2017.Net income includes gains from extinguishment of debt and changes in the fair value of warrant and other derivative liabilitiesDoes not include gross proceeds of $5,011,875 from public offering closed December 26, 2017  Pro Forma Income Statement and Consolidated Balance Sheets (1)(unaudited)  USD  Consolidated Pro Forma for the nine months ended September 30, 2017(1)  Revenue  $19,862,073  Operating Costs  $18,193,799  Operating Income  $1,668,274  Net Income(2)  $10,714,571  USD  As of September 30, 2017  Cash(3)  $1,957,235  Total Assets  $33,762,220  Debt  $9,823,713  Total Liabilities  $31,028,526  Shareholders’ Equity  $2,733,694

 Significant Insider Beneficial Ownership  Insider Beneficial Ownership As Of March 1, 2018   DIRECTORS  COMMON STOCK  % OUTSTANDING  Bill O’Dowd (President & CEO)  1,802,843  15.9%  Michael Espensen  278  *  Nelson Famadas  1,993  *  Allan Mayer (Co-CEO of 42West)  473,252  4.2%  Mirta A Negrini (CFO)  -  *  Justo Pozo  1,215,332  10.8%  Nicholas Stanham  38,434  *  All Directors  3,532,131  29.9%  5% HOLDERS      Stephen L. Perrone  2,050,000  17.9%  T Squared Partners LP  1,160,231  9.9%  Alvaro and Lileana de Moya  603,742  5.3%

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